UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2005
COMMERCIAL NET LEASE REALTY, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-11290	56-1431377
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

450 South Orange Avenue Suite 900 Orlando, Florida	32801

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (407) 265-7348
Not applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On November 14, 2005, Commercial Net Lease Realty, Inc. (the “Company”) entered into an Underwriting Agreement, with Credit Suisse First Boston LLC and Wachovia Capital Markets LLC, as representatives of the underwriters, for the public offering of $150 million of its senior unsecured notes. The offering is expected to close on November 17, 2005.
     The notes will bear interest at 6.15% per annum and will mature on December 15, 2015. Interest is payable semi-annually on June 15 and December 15, to registered holders as of the preceding June 1 and December 1, respectively, beginning on June 15, 2006.
     The exhibits listed in Item 9.01 are filed herewith for incorporation by reference into the Registration Statement on Form S-3 (No. 333-105635) of the Company, of which the base prospectus relating to the notes offering forms a part.
Item 9.01. Financial Statements and Exhibits.
     The exhibits listed in the following index relate to the Registration Statement on Form S-3 (No. 333-105635) of the registrant and are filed herewith for incorporation by reference in such Registration Statement

(c) Exhibits.
1.1	Underwriting Agreement, dated November 14, 2005, among Commercial Net Lease Realty, Inc., Credit Suisse First Boston LLC and Wachovia Capital Markets, LLC, as representatives of the several underwriters.

4.1	Form of Sixth Supplemental Indenture, dated November 17, 2005, between Commercial Net Lease Realty, Inc and Wachovia Bank, National Association.

4.2	Form of 6.15% Note due 2015.

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP as to the legality of the securities being issued by the registrant.

8.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding certain material tax issues relating to the registrant.

12.1	Statement of Computations of Ratios to Earnings to Fixed Charges.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL NET LEASE REALTY, INC.

By:	/s/ Kevin B. Habicht

Name: Kevin B. Habicht
Title: Chief Financial Officer
Dated: November 16, 2005

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 14, 2005, among Commercial Net Lease Realty, Inc., Credit Suisse First Boston LLC and Wachovia Capital Markets LLC (filed herewith).

4.1	Form of Sixth Supplemental Indenture, dated November 17, 2005, between Commercial Net Lease Realty, Inc and Wachovia Bank, National Association (filed herewith).

4.2	Form of 6.15% Note due 2015 (filed herewith).

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP as to the legality of the securities being issued by the registrant (filed herewith).

8.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding certain material tax issues relating to the registrant (filed herewith).

12.1	Statement of Computations of Ratios to Earnings to Fixed Charges (filed herewith).

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1).